UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2014

PETRO RIVER OIL CORP.

 (Exact name of registrant as specified in its charter)

Nevada	000-49760	98-0611188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd., Suite 2020

Houston, TX 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 828-3900

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

 Item 5.07.  Submission of Matters to a Vote of Security Holders.

Six proposals were submitted to a vote of the stockholders of Petro River Oil Corp. (the “Company”) at the 2013 annual meeting of stockholders, which was held on April 16, 2014 (the “Annual Meeting”). The first proposal was for the election of four nominees to serve as directors of the Company until the end of their respective terms. The second proposal was to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending April 31, 2014. The third proposal was to approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock splits in a specific ratio ranging from one-for-two to one-for-two hundred fifty to be determined by the Board of Directors (the “Board”) and effected, if at all, within one year from the date of the Annual Meeting. The fourth proposal was to approve an amendment to the Company’s 2012 Equity Compensation Plan (the “Plan”) to increase the number of shares of common stock permitted to be issued pursuant to the Plan and establish a maximum individual award of options. The fifth proposal was an advisory vote on the compensation of the Chief Executive Officer and other named executive officers (“Say on Pay”). The sixth proposal was an advisory vote on the frequency of future Say on Pay votes. Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2014.

Of the 818,567,746 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting, 433,168,038 shares were represented in person or by proxy, which constituted approximately 52.92% of the total votes entitled to be cast at the meeting. Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of	Number of
	Shares Voted For	Shares Withheld

Scot Cohen	403,081,038	1,303,566
Glenn Pollack	403,078,738	1,305,866
John Wallace	403,404,963	979,641
Fred Zeidman	403,634,038	750,566

There were no votes against any nominee.  There were 28,783,434 broker non-votes for this proposal.

Proposal 2 – Ratification of the Appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year ending April 30, 2014

The voting results for the ratification of the appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year ending April 30, 2014 were as follows:

For: 429,481,529	Against: 3,604,413	Abstain: 82,096

There were no broker non-votes for this proposal.

Proposal 3 – To approve an amendment to the Company’s Articles of Incorporation to effect one or more reverse stock splits in a specific ratio ranging from one-for-two to one-for-two hundred fifty to be determined by the Board and effected, if at all, within one year from the date of the Annual Meeting

The voting results for the approval of an amendment to effect one or more reverse splits at the discretion of the Board of Directors were as follows:

For: 428,356,417	Against: 4,600,470	Abstain: 211,151

There were no broker non-votes for this proposal.

Proposal 4 – To approve an amendment to the Plan to increase the number of shares of common stock permitted to be issued pursuant to the Plan and establish a maximum individual award of options

The voting results for the approval of an amendment to the Plan were as follows:

For: 402,307,763	Against: 2,028,092	Abstain: 48,749

There were 28,783,434 broker non-votes for this proposal.

Proposal 5 – Advise on the compensation of the Executive Chairman and other named executive officers

The voting results for the advisory vote on the compensation of the Executive Chairman and other named executive officers were as follows:

For: 403,024,547	Against: 1,177,837	Abstain: 182,220

There were 28,783,434 broker non-votes for this proposal.

Proposal 6 – Advise on the frequency of stockholder advisory votes on executive compensation

The voting results for the advisory vote on the frequency of stockholder advisory votes on executive compensation were as follows:

1 Year: 23,695,790	2 Years: 177,893	3 Years: 380,447,922	Abstain: 62,999

There were 28,783,434 broker non-votes for this proposal.

Consistent with the recommendation of the Board and the stockholder votes at the Annual Meeting, the Board has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every three years.

Item 7.01. Regulation FD Disclosure.

Representatives of the Company will use the slides attached hereto as Exhibit 99.1 in investor presentations from time to time.

Reference is made to Exhibit 99.1 for a discussion of certain forward-looking statements included therein. These “forward-looking statements” are based on management’s beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control and could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see the Company’s filings with the Securities and Exchange Commission.

The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of the Company.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Executive Chairman of the Company made a presentation to the stockholders of the Company at the Annual Meeting. The presentation is attached hereto as Exhibit 99.2.

Reference is made to Exhibit 99.2 for a discussion of certain forward-looking statements included therein. These “forward-looking statements” are based on management’s beliefs, as well as on a number of assumptions concerning future events and information currently available to management. Readers are cautioned not to put undue reliance on such forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control and could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see the Company’s filings with the Securities and Exchange Commission.

The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

99.1	Investor Presentation Slides

99.2	Annual Meeting Stockholder Presentation Slides

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2014

PETRO RIVER OIL CORP.

By:	/s/ Scot Cohen
Name:	Scot Cohen
Title:	Executive Chairman